Exhibit 99.2

                                 LOAN AGREEMENT
                                 --------------
              (HOTEL AND RETAIL AND LOFT CONDOMINIUM CONSTRUCTION)


        THIS LOAN AGREEMENT (this "Agreement") dated effective as of September 30, 2005, is made by and between AMERICAN NATIONAL BANK OF TEXAS ("Lender") and BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a Texas limited partnership ("Borrower").

                                   ARTICLE I.
                                   DEFINITIONS

        For purposes of this Agreement, in addition to other terms defined herein, the following terms shall have the respective meanings assigned to them.

        1.1 ADVANCE. The term "Advance" shall mean a disbursement from Lender's account to or for the benefit of Borrower of any of the proceeds of the Loan and/or the Borrower's Deposit in accordance with any of the provisions of this Agreement or of any of the other Loan Documents.

        1.2 APPLICATION FOR ADVANCE. The term "Application for Advance" shall mean a written application on American Institute of Architects form G 702 and/or G 703, as appropriate, or such other form as Lender may reasonably request, certified by Borrower and Architect addressed to Lender specifying by name, current address, and amount all parties to whom Borrower is obligated for labor, materials, or services supplied for the construction of the Improvements and all other expenses incident to the Loan, the Property, and the construction of the Improvements, whether or not specified in the Approved Budget, requesting an Advance for the payment of such items, accompanied by such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents as Lender may reasonably request.

        1.3 APPROVED BUDGET. The term "Approved Budget" shall mean a budget or cost itemization prepared by Borrower and approved by Lender and the Inspecting Architects/Engineers, specifying the cost by item of (a) all labor, materials, and services necessary for the construction of the Improvements in accordance with the Plans and all Governmental Requirements, and (b) all other expenses anticipated by Borrower incident to the Loan, the Property, and the construction of Improvements. The Approved Budget is attached hereto as EXHIBIT B and incorporated herein by reference.

        1.4 ARCHITECT. The term "Architect" shall mean THREE ARCHITECTURE OF DALLAS, Lender acknowledging that Borrower may retain other architects for purposes of design services and preparing Applications for Advance.

        1.5 ARCHITECT'S CONSENT. The term "Architect's Consent" shall mean collectively those certain Consent By Architect and Architect's Certificate, both dated of even date herewith, executed by Architect.


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        1.6     ASSIGNMENT OF CONTRACTS. The term "Assignment of Contracts"
shall mean the Assignment of Contract Documents pursuant to which Borrower will assign all of its rights, titles, and interests in and to the Plans, the Construction Contract, and all other contracts and agreements between Borrower and any third parties pertaining to the development, construction or management of the Improvements.

        1.7 ASSIGNMENT OF LEASES. The term "Assignment of Leases" shall mean an absolute Assignment of Rents and Leases pursuant to which Borrower will assign to Lender all of the landlord's interest in the leases, lease proceeds and/or rents from the Project, including without limitation the leases of the Retail Premises.

        1.8 BONDS. The term "Bonds" shall mean the Payment Bond and the Performance Bond, collectively, in form and substance satisfactory to Lender, with a surety company acceptable to Lender and licensed to do business in the State of Texas, as surety, and with Borrower and Lender as joint and several obligees.

        1.9 BORROWER'S DEPOSIT. The term "Borrower's Deposit" shall mean such cash sums as Lender may reasonably in good faith deem necessary, from time to time until the Loan is paid in full, in addition to the Loan, for the payment of the costs of labor, materials, and services required for the construction of the Improvements and the marketing, management, operation, leasing and maintenance of the Improvements, other costs and expenses specified in the Approved Budget, and other costs and expenses required to be paid in connection with the construction of the Improvements in accordance with the Plans and any Governmental Requirements, and any other development and financing costs, including, but not limited to, all soft costs.

        1.10 CODE. The term "Code" shall mean the Uniform Commercial Code of the State of Texas.

        1.11 COMPLETION DATE. The term "Completion Date" shall mean the date of completion of the Improvements, which shall be not later than September 30, 2007. "Completion", as used in this Agreement shall have occurred when all of the following have been delivered to Lender: (a) final and unconditional Certificate of Occupancy (or its equivalent) from the appropriate Governmental Authority having jurisdiction over the Property; (b) Certificate of Substantial Completion from the Architect; (c) endorsement from the Title Company deleting any exception in the mortgagee's title insurance policy obtained under the provisions hereof relating to completion of the Improvements and other exceptions specified by Lender which may be deleted pursuant to applicable law or regulations;(d) an Affidavit and full release of Liens in recordable form from the Contractor, and, upon request by Lender, from other contractors, subcontractors or materialmen who have performed work on or supplied materials for the Improvements; and (e) satisfaction of all of the conditions for receipt of the final Advance as described in Section 2.12 below.

        1.12 CONDOMINIUM. The term "Condominium" shall mean, for the purposes of this Agreement, collectively, (a) the Hotel Room Units, as described in the Master Declaration, and


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(b) the Lofts and (c) the Penthouse in Hotel Tower, as described in the
Residential Sub-Declaration.

        1.13 CONDOMINIUM CONTRACT. The term "Condominium Contract" shall mean all sales contracts or agreements for sales and conveyances of the Condominiums in the Improvements entered into between Borrower and purchasers of the Condominiums.

        1.14 CONSTRUCTION CONTRACT. The term "Construction Contract" shall mean all construction contracts between Borrower and Contractor for the construction of the Improvements, including, without limitation, that certain fixed price Construction Contract to be executed between Borrower and WALTON CONSTRUCTION COMPANY, L.L.C. ("General Contractor").

        1.15 CONTRACTOR. The term "Contractor" shall collectively mean all contractors (including, without limitation, the bonded General Contractor) performing labor and other services and providing materials for the construction of the Improvements.

        1.16 CONTRACTOR'S CONSENT. The term "Contractor's Consent" shall mean those certain Contractor's Consent to Assignment of Construction Contract executed with respect to Major Contracts as required by Lender.

        1.17 DEBTOR RELIEF LAWS. The term "Debtor Relief Laws" shall mean any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization, or similar laws affecting the rights or remedies of creditors generally, as in effect from time to time.

        1.18 DECLARATION. The term "Declaration" shall that certain MASTER CONDOMINIUM DECLARATION FOR M CENTRAL MASTER CONDOMINIUM (the "MASTER DECLARATION") executed by Borrower as Declarant and filed September 16, 2005, recorded in Volume 2005182, Page 00111, Condominium Records of Dallas County, Texas; and all sub-unit declarations now or hereafter created pursuant to the terms thereof, including but not limited to that certain . RESIDENTIAL CONDOMINIUM DECLARATION FOR M CENTRAL RESIDENCES, A CONDOMINIUM (the "RESIDENTIAL SUB-DECLARATION") filed September 16, 2005, recorded in Volume 2005182, Page 00204, Condominium Records of Dallas County, Texas

        1.19 DEVELOPER. The term "Developer" shall mean REALTY AMERICA GROUP INVESTMENTS, LLC.

        1.20 DEVELOPMENT AGREEMENT. The term "Development Agreement" shall mean that certain Development Management Agreement dated November 8, 2004 by and between Borrower and Developer providing for Developer to manage and coordinate the development on the Property of the Project.


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        1.21    ENVIRONMENTAL INDEMNITY AGREEMENT. The term "Environmental
Indemnity Agreement" shall mean that certain Hazardous Materials Indemnity Agreement dated of even date herewith, executed by Borrower.

        1.22 FINANCIAL STATEMENTS. The term "Financial Statements" shall mean the balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and applications of funds, and other financial information of Borrower and Guarantor, heretofore furnished to Lender or required to be furnished to Lender under the terms of this Agreement or any other of the Loan Documents from time to time, which statements shall be prepared in such scope, detail and form as shall be acceptable to Lender, and shall be certified by such parties and, if required by Lender, certified by an independent certified public accountant selected by Borrower which is satisfactory to Lender, and annual unaudited balance sheets for the Guarantor.

        1.23 FINANCING STATEMENTS. The term "Financing Statements" shall mean the Form UCC-1 or other Code financing statements perfecting the security interest securing the Loan, to be filed with the appropriate offices for the perfection of a security interest in any of the Property.

        1.24 GENERAL PARTNER. The term "General Partner" shall mean BEHRINGER HARVARD MOCKINGBIRD COMMONS GP, LLC, a Texas limited liability company.

        1.25 GOVERNMENTAL AUTHORITY. The term "Governmental Authority" shall mean the United States, the State of Texas, the County of Dallas, the City of Dallas, or any other political subdivision in which the Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Borrower, the Property or the Improvements.

        1.26 GOVERNMENTAL REQUIREMENTS. The term "Governmental Requirements" shall mean all laws, ordinances, rules and regulations of any Governmental Authority applicable to Borrower or the Property.

        1.27    Intentionally Deleted.

        1.28 GUARANTOR. The term "Guarantor" shall mean BEHRINGER HARVARD SHORT TERM OPPORTUNITY FUND I, LP, a Texas limited partnership.

        1.29 GUARANTY. The term "Guaranty" shall mean that certain Guaranty executed by Guarantor.

        1.30 HOTEL. The term "Hotel" shall mean that portion of the Improvements generally consisting of a one hundred ninety six (196) room hotel containing approximately one hundred forty three thousand one hundred ten square feet of space in the Project and all ancillary space and services and commonly referred to as the Hotel Palomar.


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

        1.31 HOTEL OPERATING AGREEMENT. The term "Hotel Operating Agreement" shall mean that certain Hotel Operating Agreement dated March 8, 2005 executed by and between Borrower and Hotel Operator for management and operation of the Hotel.

        1.32 HOTEL OPERATOR. The term "Hotel Operator" shall mean KIMPTON HOTEL & RESTAURANT GROUP, LLC, a Delaware limited liability company.

        1.33    IMPROVEMENTS. The term "Improvements" shall mean (i) the Hotel,
(ii) the Retail Premises and (iii) the Condominiums, built in accordance with the Plans and in accordance with all applicable requirements as to usage, utility hookups, ingress and egress, landscaping and finish work required under the Plans.

        1.34 INSPECTING ARCHITECTS/ENGINEERS. The term "Inspecting Architects/Engineers" shall mean AECC or their replacement as selected by Lender.

        1.35 INTEREST RESERVE. The term "Interest Reserve" shall have the meaning set forth in Section 2.17 below.

        1.36 LAWS. The term "Laws" shall mean all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, decisions, opinions or decrees of any Governmental Authority or any Tribunal.

        1.37 LEASES. The term "Leases" shall mean all leases of space in the Improvements entered into between Borrower and tenants of the Improvements, including, without limitation, the tenants of the Retail Premises.

        1.38 LIEN. The term "Lien" shall mean any lien, mortgage, security interest, pledge, charge, or encumbrance of any kind, including, without limitation, a mechanic's lien, a materialman's lien, the rights of a vender, lessor, or similar party under any conditional sales agreement or other title retention agreement or lease substantially equivalent thereto, and any other right of or arrangement with any creditor to have his claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

        1.39 LOAN. The term "Loan" shall mean the loan by Lender to Borrower, in an amount not to exceed the principal sum set forth in Section 2.18 of this Agreement, for the payment of the costs of labor, materials, and services supplied for the construction of the Improvements, specified in the Approved Budget, and all other expenses incident to the acquisition and the construction of the Property, and to costs incident to the operation and maintenance of the Property, all as specified in the Approved Budget, as well as any involuntarily advanced funds in excess of the principal Loan amount which Lender deems necessary to advance to maintain the quality of the Improvements and the Property and to preserve and to protect collateral covered by the Loan Documents and Lender's status as a first lienholder as to the Property, Improvements and other collateral for the Loan.

        1.40 LOAN DOCUMENTS. The term "Loan Documents" shall mean this Agreement, the Mortgage, the Note, the Assignment of Leases, the Assignment of Contracts, the Environmental


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Indemnity Agreement, Architect's Consent, Contractor's Consent, the Financing
Statements, the Bonds, the Guaranty, and such other instruments evidencing, securing, or pertaining to the Loan as shall, from time to time, be executed and delivered by Borrower or any other party to Lender pursuant to this Agreement, including, without limitation, each Application for Advance and the Approved Budget.

        1.40A   LOFTS. The term "Lofts" shall mean the following units, as described in the Residential Sub-Declaration: Loft 200, Loft 201, Loft 202, Loft 203, Loft 204, Loft 205, Loft 300, Loft 301, Loft 302, Loft 303, Loft 304, Loft 305.

        1.41 MAJOR CONTRACTS. The term "Major Contracts" shall mean all contracts comprising the Construction Contract in excess of One Hundred Thousand and No/100 Dollars ($100,000.00).

        1.42 MATERIAL AGREEMENT. The term "Material Agreement" shall mean any material written or oral agreement, contract, commitment, promissory note, lease or understanding requiring payments, pledges, or performance executed in connection with the Property over the term of any such agreement, contract, commitment or understanding in excess of One Hundred Thousand and No/100 Dollars ($100,000.00) to which the person or entity in question is a party, by which such person or entity is directly or indirectly bound, jointly or severally bound, contingently or directly liable, or to which any assets of such person or entity may be subject, which is not cancelable by such person or entity upon thirty (30) days' or less notice without liability for further payment other than a nominal penalty; including, but not limited to, the Construction Contract.

        1.43 MAXIMUM RATE. The term "Maximum Rate" shall mean during the term of the Loan the maximum permissible amount which may be paid or agreed to be paid to Lender or the holder of the Note, or collected by Lender or such holder, for the use, forbearance, or detention of the Loan or for the payment of or performance of any covenant obligation contained in any of the Loan Documents under applicable federal or state usury laws.

        1.44 MORTGAGE. The term "Mortgage" shall mean the Amended and Restated Deed of Trust, Assignment of Leases, Security Agreement and Fixture Filing conveying to Lender the Property as security for the payment of the Note and the payment and performance of all obligations specified in the Mortgage and this Agreement.

        1.45    INTENTIONALLY DELETED

        1.46 NOTE. The term "Note" shall mean the Promissory Note from Borrower to Lender of even date herewith in the original principal amount of Thirty Six Million Two Hundred Eighteen Thousand and No/100 Dollars ($36,218,000.00) and evidencing the Loan.

        1.47    Intentionally Deleted

        1.48 ORIGINATION FEE. The term "Origination Fee" shall mean Three Hundred Sixty Thousand and No/100 Dollars ($362,180.00), plus an underwriting fee in the amount of Nine Hundred and No/100 Dollars ($900.00), to be paid to Lender on the date hereof, if not previously


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paid, in consideration of Lender's originating the Loan to Borrower and of the commitment of Lender to make the proceeds of the Loan available to Borrower from time to time during the term of this Agreement in accordance with the terms hereof. The Origination Fee will be fully earned on execution of this Agreement and shall be absolutely non-refundable.

        1.49 PAYMENT BOND. The term "Payment Bond" shall mean a bond meeting the requirements of the Texas Property Code, Sections 53.201, ET SEQ., provided for the Construction Contract from such company(ies) licensed to do business in the State of Texas and in such form, content and amounts as are satisfactory to Lender, naming Owner and Lender as additional obligees.

        1.50 PERFORMANCE BOND. The term "Performance Bond" shall mean a bond assuring the performance of the Construction Contract from such company(ies) licensed to do business in the State of Texas and in such form, content and amounts as are satisfactory to Lender, naming Owner and Lender as an additional obligees.

        1.51 PLANS. The term "Plans" shall mean the final working drawings and specifications, together with any amendments or modifications thereto, for the construction of the Improvements, prepared by Architect, and approved by Lender, Borrower, any lessee of the Property, if applicable, and any necessary Governmental Authority.

        1.52 PROJECT. The term "Project" shall mean the proposed Improvements, and related improvements, including, but not limited to, personal property associated therewith, to be constructed or installed by Borrower on the Property together with the Property.

        1.53 PROPERTY. The term "Property" shall mean the real property described in EXHIBIT A attached hereto and incorporated herein by reference, together with the Improvements and all other property described in the Mortgage.

        1.54 RETAIL PREMISES. The term "Retail Premises" shall mean all portions of the Project now or hereafter designated for providing retail goods and services to the public, including but not limited to the Retail Unit, as defined in the Master Declaration.

        1.55 SECONDARY LEASE. The term "Secondary Lease" shall mean a Lease that (i) has a term of one year or less (including any extension options available at any time), or (ii) has a term of five years or less (including any extension options available at any time) and has a total annual rental of less than Sixty Thousand and No/100 Dollars ($60,000.00).

        1.56 TAXES. The term "Taxes" shall mean all taxes, assessments, fees, levies, imposts, duties, deductions, withholdings, or other charges of any nature whatsoever from time to time or at any time imposed by any Laws or by any Tribunal.

        1.57 TEXANS COMMERCIAL BANK LOAN. The term "Texans Commercial Bank Loan" shall mean that certain loan in the original principal amount of $34,047,458 from Texans Commercial Capital, LLC to Borrower, which is secured by real property and improvements that


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are contiguous to the Property and being developed contemporaneously with the
Project, and all instruments and documents evidencing or securing such loan.

        1.57 TITLE COMPANY. The term "Title Company" shall mean Partners Title Company.

        1.58 TRIBUNAL. The term "Tribunal" shall mean any court, department, commission, board, bureau, agency, or instrumentality of any Governmental Authority.

                                   ARTICLE II.
                                    ADVANCES

        2.1 COMMITMENT OF LENDER. Subject to the provisions of this Agreement, and provided that an Event of Default has not occurred, and no event or condition which with the giving of notice or the passage of time or both would constitute an Event of Default has occurred and remains uncured to Lender's satisfaction, Lender will make Advances to Borrower up to the maximum principal amount set forth in Section 2.18 hereof. The obligation of Lender to make Advances to Borrower shall terminate and expire at 1:00 p.m., Dallas, Texas time on September 30, 2007, as such date and time may be extended pursuant to the Extension Option provided in the Note.

        2.2 GENERAL CONDITIONS PRECEDENT. The following must be satisfied as conditions precedent to Lender's obligation to make any Advance at any time:

                (a) All representations and warranties set forth in this Agreement, in each Application for Advance and in all other Loan Documents shall be true and complete on and as of the date of any such Advance, with the same effect as if made and repeated on that date.

                (b)     As of the date of any such Advance,

                        (1) Borrower is in full compliance with all of the covenants, agreements, obligations and undertakings required to be performed by Borrower under this Agreement and under the other Loan Documents unless compliance thereof shall have been waived in writing by Lender;

                        (2) No Event of Default as defined herein or in any other Loan Documents, and no event or condition which with the notice or the passage of time or both as prescribed herein or in such other Loan Documents, would constitute any such Event of Default has occurred and remains uncured to Lender's satisfaction;

                        (3)     Intentionally Deleted;

                        (4) All statements contained in Borrower's Application for Advance are true and complete in all material respects, and all other certificates, statements and data furnished to Lender by or on behalf of Borrower or in connection with


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                the transactions contemplated by this Agreement or any of the other Loan Documents are true and complete in all material respects, and there are no facts or events known to Borrower which, if disclosed to Lender, would make such statements, certificates or date untrue in any material respect; and

                        (5) All documentation shall at all times be in form and content reasonably acceptable to Lender.

                (c) It shall also be a condition to Lender's obligation to make any Advance that Lender has received the approval of the Application for Advance by the Inspecting Architects/Engineers.

                (d) Lender shall have no obligation: (i) to make any Advance if any condition precedent set forth herein has not been fully satisfied, (ii) to make any Advance for a line item which exceeds the sums for such line item on the Approved Budget (subject to the provisions of Section 2.14 hereof), (iii) to make more than one (1) Advance in any one (1) month, and (iv) to make any Advance which would cause the aggregate of all Advances by Lender to exceed the maximum amount set forth in Section 2.18 hereof.

        2.3 INTEREST ON THE LOAN. Interest on the Loan, at the rate specified in the Note, shall be computed on the unpaid principal balance which exists from time to time, shall be computed with respect to each Advance only from the date of such Advance and shall be paid in accordance with the Note.

        2.4 APPLICATIONS FOR ADVANCES. Advances for the payment of costs of labor, materials, and services supplied for the construction of the Improvements shall be made by Lender, not more frequently than once a month, upon compliance by Borrower with this Agreement after actual commencement of construction of the Improvements for work actually done during the preceding period. Not more frequently than once a month, unless Borrower and Lender agree, in writing, on more frequent Advances, Borrower shall submit an Application for Advance to Lender requesting an Advance for the payment of costs of labor, materials, and service supplied for the construction of the Improvements or for the payment of other costs and expenses incident to the Loan, the acquisition of the Property, or the construction of the Improvements, and specified in the Approved Budget. Each Application for Advance shall be submitted by Borrower to Lender in a reasonable time, but not less than ten (10) business days prior to the date on which an Advance is desired by Borrower. Upon receipt of the Application for Advance, Lender may request an inspection of and require a favorable report on the Improvements by the Inspecting Architects/Engineers prior to making any Advance. The Inspecting Architects/Engineers shall certify to Lender that at the time an Application for Advance is made: (a) the Advance requested is in proportion to the work completed; (b) that all work has been performed in a good and workmanlike manner; (c) that construction of the Improvements is proceeding diligently and in accordance with the Plans; and (d) there are sufficient funds remaining to complete the construction of the Improvements consistent with the line items and aggregate amounts specified in the Approved Budget. Lender's receipt of any such certification shall not be deemed as Lender's acceptance of any such work completed or a


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waiver by Lender of any of Lender's rights to seek full performance of the requirements of this Agreement from Borrower.

        2.5 AGGREGATE OF ADVANCES. Advances for payment of costs of construction of the Improvements shall not exceed the aggregate of (a) the costs of labor, materials, and services incorporated into the Improvements in a manner acceptable to Lender, plus (b) if approved by Lender, the purchase price of all uninstalled materials to be utilized in the construction of the Improvements stored on the Property, or elsewhere with the written consent of, and in a manner acceptable to, Lender, and less (c) retainage, as set forth in Section
2.13 below, and less (d) all prior Advances for payment of costs of labor, materials, and services for the construction of the Improvements or in the consummation of this Loan.

        2.6 USE OF ADVANCES. Borrower shall disburse all Advances for payment of costs and expenses incurred for the development, financing, and construction of the Improvements as specified in the Approved Budget, and most recently requested on an Application for Advance, and for no other purpose.

        2.7 THE BORROWER'S DEPOSIT. If Lender and Inspecting Architects/Engineers at any time make a reasonable good-faith determination that the amount of the unadvanced portion of the Loan will not be sufficient to pay fully for all costs required to complete the construction of the Improvements in accordance with the approved Plans and Approved Budget and for all financing, marketing, leasing, management, maintenance and all other development and beginning operational costs to be incurred by Borrower, whether such deficiency is attributable to changes in the work of construction or in the Plans or to any other cause, Lender may make written demand on Borrower to deliver the Borrower's Deposit to Lender (which Borrower's Deposit may be placed in a non-interest bearing account by Lender) equal to the amount of the shortage determined by Lender. Borrower shall deposit the required funds within thirty
(30) days after the date of Lender's written demand. No further Advances need be made by Lender until the Borrower's Deposit is made by Borrower. Borrower shall promptly notify Lender in writing if and when the cost of the construction of the Improvements exceeds, or appears likely to exceed, the amount of the unadvanced portion of the Loan and the unadvanced portion of the Borrower's Deposit.

        2.8 DIRECT DISBURSEMENT AND APPLICATION BY LENDER. Lender shall have the right, but not the obligation, to disburse and apply the proceeds of any Advance to the satisfaction of any of Borrower's obligations hereunder directly to Contractor, the Title Company, and any other person or firm to whom payment is due under this Agreement or any other Loan Documents. Any Advance by Lender for such purpose, except Borrower's Deposit, shall be part of the Loan and shall be secured by the Loan Documents. Borrower hereby authorizes Lender to hold, use, disburse, and apply the Loan and the Borrower's Deposit for payment of costs of construction of the Improvements, expenses incident to the Loan and the Property, and the payment or performance of any obligation of Borrower hereunder, including, without limitation, interest on the Loan, any Loan fees owing to Lender, legal fees of Lender's attorneys which are payable by Borrower, and such other sums as may be owing from time to time by Borrower to Lender with respect to the Loan. Such payments may be made, at the option of Lender, by (a) debiting or charging Borrower's Loan account in the amount of such payments without first disbursing such


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amounts to Borrower, or (b) advancing all or any part of the amount of such payments to Borrower and then invoicing Borrower therefor. No further direction or authorization from Borrower shall be necessary to warrant such direct Advances and all such Advances shall satisfy PRO TANTO the obligations of Lender hereunder and shall be secured by the Loan Documents as fully as if made directly to Borrower. Notwithstanding the other provisions of this paragraph, nothing in this Agreement is intended to be for the benefit of, nor may be enforced by, nor should be relied upon by, any person, firm or corporation other than Borrower.

        2.9 ADVANCES DO NOT CONSTITUTE A WAIVER. No Advance shall constitute a waiver of any of the conditions of Lender's obligations to make further Advances nor, in the event Borrower is unable to satisfy any such condition, shall any such waiver have the effect of precluding Lender from thereafter declaring such inability to be an Event of Default or any event which with notice and/or passage of time could be an Event of Default.

        2.10 CONDITIONS TO THE FIRST ADVANCE. As a condition precedent to the first Advance hereunder, Borrower must satisfy the conditions required hereby and set forth elsewhere in this Agreement and deliver to Lender, the documents, certificates, and other items that are set forth below, together with such other documents, instruments, and certificates as Lender, or its legal counsel, may require from time to time:

                (a)     The Origination Fee;

                (b) The Loan Documents duly executed and in recordable form by Borrower and, other parties thereto, if applicable;

                (c) A commitment for issuance of a mortgagee's title insurance policy, in form and content satisfactory to Lender, to be obtained at Borrower's expense insuring that the Mortgage constitutes a valid first Lien in the Property, free and clear of all defects and encumbrances except such as Lender shall approve, and naming Lender as insured mortgagee, issued by the Title Company, in the maximum principal amount of the indebtedness owing or to be owing to Lender on account of the Loan, with no exceptions or exclusions other than as may be approved by Lender and containing any endorsements required by Lender. Said policy shall contain a pending disbursements clause in form and substance satisfactory to Lender's legal counsel;

                (d) Current survey of the Property prepared in compliance with standards established by Lender and certified to the benefit of Lender and the Title Company, by a duly registered land surveyor or engineer, acceptable to Lender, which survey shall show all courses and distances, dimensions, the area in square feet, street and setback lines, existing improvements and other details reasonably required by Lender or which may be necessary to show that there are no encroachments, easements, rights-of-way, building code or zoning violations or that the Property does not lie within a flood hazard area or 404(b) wetlands or other defects affecting marketability or insurability, which survey shall show no encroachment of the foundation for the Improvements on any boundary line, easement, building set back line, or other restricted area. The survey shall be revised upon completion of construction so as to show the Improvements and all appurtenances, "as built", in accordance with any requirements of Lender;

                (e)     Intentionally Deleted;

                (f) The insurance policies or certificates of such insurance policies as specified in Section 4.13 herein;

                (g)     Intentionally Deleted;

                (h)     The Financial Statements;

                (i)     Intentionally Deleted;

                (j)     Intentionally Deleted;

                (k) Evidence of Borrower's compliance with or satisfaction of all conditions, covenants, and requirements, applicable to the Leases;

                (l) Evidence that all applicable zoning ordinances or restrictive covenants affecting the Property permit the use for which the Property is intended and have been or will be complied with;

                (m) Evidence of the Property's compliance with the requirements of all applicable "environmental protection" laws, rules, codes and regulations, whether federal, state, or municipal and that the Improvements are in full compliance with all Governmental Requirements relating to the use, occupancy and operation thereof;

                (n) Evidence that all of the streets providing access to the Property either have been dedicated to public use or established by private easement, duly recorded in the records of the County in which the Property is located, and have been fully installed and accepted by the applicable Governmental Authority, with all costs and expenses of the installation and acceptance thereof having been paid in full, and that there are no restrictions on the use and enjoyment of such streets that adversely affect, limit, or impair Borrower's ability to develop and construct the Property or operate the Property for the purposes and in the manner represented to Lender;

                (o) Evidence of the availability for hook-up at the boundaries of the Property of all utilities and other related services to the Property including specifically, but without limitation, gas, electricity, telephone, waste removal, water services and storm and sanitary sewer facilities;

                (p) Evidence satisfactory to Lender's legal counsel that all necessary action on the part of Borrower has been taken with respect to the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, so that this Agreement and all Loan Documents to be executed and delivered by or on behalf of

        Borrower will be valid and binding upon Borrower or the person or entity executing and delivering such document in accordance with its terms. Such evidence shall include the legal opinion of legal counsel for Borrower, as approved by Lender, confirming such authority, validity, and binding effect of the documents in accordance with their terms, confirming that neither the Loan nor any of the financing arrangements contemplated by this Agreement violate the usury laws of the State of Texas, and covering such other matters as Lender may require in form and content acceptable to Lender's legal counsel and containing no exceptions other than such as may be acceptable to Lender and its legal counsel;

                (q)     Intentionally Deleted;

                (r) An environmental engineering report for the Property conducted by an engineer acceptable to Lender and certified to Lender, in form and content satisfactory to Lender;

                (s)     The Approved Budget;

                (t)     Intentionally Deleted;

                (u)     Intentionally Deleted;

                (v) Evidence satisfactory to Lender that Eight Million Nine Hundred Forty Two Thousand Seven Hundred and No/100 Dollars ($8,942,700.00) of cash equity has been invested in Borrower and will be spent by Borrower in the Project before any Advances are made by Lender to Borrower;

                (w) Evidence satisfactory to Lender that the Project will have (i) an appraised value of Forty Five Million and No/100 Dollars ($45,000,000.00) or (ii) a loan to value ratio of no more than eighty percent (80%);

                (x) True and correct copies of the federal income tax returns of Guarantor for the tax years of Guarantor for 2001, 2002 and 2003 as filed with the Internal Revenue Service;

                (y) True and correct copy of the standard form of the Condominium Contract used by Borrower for sales of the Condominiums;

                (z)     Intentionally Deleted;

                (aa) True and correct copies of the fully executed Hotel Operating Agreement, and evidence of Borrower's compliance with or satisfaction of all conditions, covenants, and requirements, applicable to the Hotel Operating Agreement;

                (bb) True and correct copy of the standard form of the Lease used by Borrower for leases of any part of the Retail Premises; and

                (cc) Satisfaction of such other requirements and/or conditions and delivery of such other documents as Lender or its counsel shall reasonably require.

        2.11 CONDITIONS TO SUBSEQUENT ADVANCES. As a condition precedent to each Advance after the Initial Advance, in addition to all other requirements herein, Borrower must satisfy the following requirements and, if required by Lender, deliver to Lender evidence of such satisfaction:

                (a) The general conditions set forth in Section 2.2 and the conditions precedent to the first Advance set forth in Section 2.10 shall have been satisfied and continue to be satisfied as of the date of the disbursement of any Advance;

                (b) Borrower shall deliver to Lender an Application for Advance accompanied by the documents and schedules set forth below in Lender's prescribed form or such other form approved by Lender (including A.I.A. Form G-702 and G-703), together with such other schedules, affidavits, releases, waivers, statements, invoices, bills, and documents as Lender may reasonably request:

                        (1) A "Payment Request" containing a detailed budget breakdown specifying:

                                (i)     the amount of the Loan proceeds
                        allocated for each line item on the Approved Budget;

                                (ii) the amount of the Advance requested from each line item on the Approved Budget; and

                                (iii)   the total Advances to date from each
                        line item on the Approved Budget;

                        (2) A "Payee Schedule" itemizing all parties to be paid with the Advance and the amounts to be paid to each;

                        (3) A "Request for Funds Certification", executed by Borrower and Architect, stating among other matters:

                                (i)     the labor, services and/or materials
                        covered by the Application for Advance have been performed upon or furnished in the construction of the Improvements;

                                (ii)    there have been no changes in the
                        Approved Budget except those approved by Lender in writing;

                                (iii)   all construction to date has been
                        performed in accordance with the Plans, and there have been no changes in the Plans except as have been approved by Lender in writing;

                                (iv) there have been no changes in the scope of time of performance of the work of construction, nor any extra work, labor or materials ordered or contracted for, nor are any such changes or extras contemplated, except as have been approved by Lender in writing;

                                (v) the payments to be made with the Advance requested will pay all bills received and then due to date for any labor, materials and services furnished in connection with construction of the Improvements;

                                (vi)    all Advances previously disbursed by
                        Lender for labor, services, and/or materials for construction of the Improvements pursuant to previous Applications for Advances have been paid to parties entitled thereto; and

                                (vii) a certified statement of the Borrower that all conditions precedent to an Advance have been fulfilled, and, to the knowledge of the Borrower, no Event of Default has occurred and is continuing and no event which with notice or lapse of time or both could constitute such an Event of Default has occurred, or if any such event or Event of Default has occurred, giving the details of such event;

                (c) The representations and warranties made in this Agreement shall be true and correct on and as of the date of each Advance, with the same effect as if made on that date;

                (d) Borrower will procure and deliver to Lender, if required by Lender, releases or waivers of mechanic's Liens, and invoices, or paid receipts if requesting reimbursements of all parties who have furnished materials or services or performed labor of any kind in connection with the construction of any of the Improvements;

                (e) Evidence of title continuation or of an endorsement to the title insurance policy theretofore delivered, indicating that since the last preceding Advance, or the date of issuance of the title insurance policy, as the case may be, there has been no change in the state of title and no exceptions not theretofore approved by Lender, which endorsement shall have the effect of increasing the coverage of the policy by an amount equal to the Advance then being made if the policy does not by its terms provide for such an increase;

                (f) Copies (certified by Borrower to be true and correct) of all checks issued by Borrower since the immediately preceding Advance, in connection with the Property or construction of the Improvements or any other use of the Loan proceeds, together with any and all other evidence of payments requested by Lender;

                (g) True copies of any agreements with third parties relating to the management or operation of the Property, which must be approved in advance by Lender and must be subordinated, in all respects, to the Loan Documents;

                (h) Lender shall have received a satisfactory report from the Inspecting Architects/Engineers that the Improvements are being constructed in accordance with the Plans and the Approved Budget; and

                (i) Prior to any Advance being made for any construction of the Improvements of the Project, the Inspecting Architects/Engineers shall have approved the final construction budget for the Project and the Plans;

                (j) All building permits and other permits or licenses required by the Governmental Requirements with respect to the construction and development of the Property, all of which are to be assigned to Lender as additional security for the Loan, in such manner as shall be acceptable to Lender's legal counsel;

                (k) Availability for hook-up at the boundaries of the Property of all utilities and other related services to the Property including specifically, but without limitation, gas, electricity, telephone, waste removal, water services and storm and sanitary sewer facilities;

                (l) Lender shall have received and approved the Assignment of Contracts together with the Architect's Consent and Contractor's Consent;

                (m) Lender shall have received a list of the names and addresses of all Major Contractors employed by Borrower or the Contractor for the construction of the Improvements, said list to be periodically updated during the course of construction, together with, if requested by Lender, true and correct copies of all executed contracts and subcontracts;

                (n) Lender shall have received and approved evidence of approval of the Plans by any necessary Governmental Authority;

                (o) Lender shall have received all building permits and other permits or licenses required by the Governmental Requirements with respect to the construction and development of the Property, all of which are to be assigned to Lender as additional security for the Loan, in such manner as shall be acceptable to Lender's legal counsel;

                (p)     Issuance of the Bonds;

                (q) A consulting engineer's report or architect's certification, including or being accompanied by a soils investigation report from a soils engineer satisfactory to Lender; and

                (r) Lender shall have received and approved a subordination and assignment agreement executed by Hotel Operator in form and substance acceptable to Lender.

        2.12 CONDITIONS TO THE FINAL ADVANCE. As a condition precedent to the final Advance hereunder, including all unreleased retainage, Borrower must satisfy all conditions precedent to Advances set forth in Section 2.11 above and deliver to Lender the following (the "Completion Requirements"):

                (a) A Completion certificate from the Inspecting Architects/Engineers certifying that the Project has been completed in accordance with the Plans;

                (b) Evidence that all Governmental Requirements have been satisfied, including, but not limited to, delivery to Lender of copies of an unconditional, final certificate of occupancy permitting the Improvements to be legally used, occupied and operated as a medical office building, and all other permits, licenses and approvals necessary for such use, occupancy and operation;

                (c) Evidence that no mechanic's or materialmen's Liens or other encumbrances have been filed or remain in effect against the Property, which evidence shall include (i) original recorded releases of any mechanic's liens of record affecting the Property, and (ii) affidavits of payment and waiver of lien from Contractor and any subcontractor or materialman which has furnished labor or materials for the Improvements within the applicable period for filing mechanic's lien affidavits;

                (d) Final Lien releases or waivers by Architect, Contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual or statutory Lien against the Property;

                (e) Certificate of substantial completion in A.I.A. Form G-704 executed by the Architect and Borrower, with no material modifications, certifying the substantial completion of the Project in accordance with the Plans;

                (f)     A complete set of "as built" Plans; and

                (g)     A final "as built" survey.

        2.13 RETAINAGE. An amount equal to ten percent (10%) of all items under the Contract with the General Contractor shall be retained by Lender from each Application for Advance. Such retainage will be disbursed by Lender thirty
(30) days after the completion of the applicable work under such Construction Contract to Lender's satisfaction and the delivery to Lender of Lien waivers with respect to the Improvements applicable thereto.

        2.14 REALLOCATION OF APPROVED BUDGET. Lender reserves the right to make Advances which are allocated to any of the designated items in the Approved Budget for such other purposes or in such different proportions as Lender may, in its reasonable discretion, deem necessary or advisable. With the prior written consent of Lender, Borrower shall be entitled to make reallocations from items in the Approved Budget for which completion has been achieved as determined by Lender and Inspecting Architects/Engineers and no further funds are required, to the extent of any amount remaining in such item.

        2.15 CONDITIONS PRECEDENT FOR THE BENEFIT OF LENDER. All conditions precedent to the obligation of Lender to make any Advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any Advance in the absence of strict compliance with such conditions precedent. All requirements of this Agreement may be waived by Lender, in whole or in part, at any time.

        2.16 SUBORDINATION. Lender shall not be obligated to make, nor shall Borrower be entitled to, any Advance until such time as Lender shall have received, to the extent requested, by Lender, subordination agreements from Architect, Contractor, and all other persons furnishing labor, materials, or services for the design or construction of the Improvements, subordinating to the Lien of the Mortgage any Lien, claim, or charge they may have against Borrower or the Property.

        2.17 INTEREST RESERVE. Borrower acknowledges and agrees that the amount of Eight Hundred Twenty Eight Thousand ($828,000.00), as specified in the Approved Budget, represents reserves for interest on the Loan (the "Interest Reserve"). So long as no Event of Default exists and no event exists which with the giving of notice or the passage of time or both could constitute an Event of Default, interest due and payable under the Note may be paid from the Interest Reserve. Borrower shall notify Lender in writing as to the amount to be disbursed from the Interest Reserve, subject to verification by Lender. Borrower hereby authorizes and directs Lender, and Lender shall have the right to disburse and charge the Interest Reserve for interest due under the Loan on the first (1st) day of each month as interest payments become due and payable pursuant to the terms of the Loan Documents. Such disbursements shall be made by a bookkeeping entry on Lender's records and shall be reflected as additional Advances under the Loan, in amounts equal to the accrued interest due and payable on the first (1st) day of each month. Such bookkeeping entry shall be deemed to be as if Borrower had delivered a check to Lender for the amount in question. Unless otherwise directed by Lender in its sole discretion, the Interest Reserve shall be available only for disbursements of the periodic payments of accrued interest due to Lender on the Loan pursuant to the terms of this Agreement and the other Loan Documents. Any funds disbursed in the manner provided in this Section 2.17 shall have been deemed paid to and received by Borrower.

        2.18 MAXIMUM FUNDING OBLIGATION. Lender shall have no obligation to make Advances in excess of amounts Borrower has properly qualified in advance to receive, and Lender shall have no obligation to make Advances in excess of Thirty-Six Million Two Hundred Eighteen Thousand and No/100 Dollars ($31,218,000.00) (the "Maximum Funding Obligation").

                                  ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF BORROWER

        3.1 THE FINANCIAL STATEMENTS. The Financial Statements are true, correct, and complete as of the dates specified therein and fully and accurately present the financial condition of Borrower and Guarantor as of the dates specified. No material adverse change has occurred in the financial condition of Borrower or Guarantor since the date of those Financial Statements.

        3.2 SUITS, ACTIONS, ETC. There are no actions, suits, or proceedings pending or threatened in any court or before or by any Governmental Authority against or affecting Borrower, Guarantor or the Property, or involving the validity, enforceability, or propriety of any of the Loan Documents, at law or in equity. The consummation of the transactions contemplated hereby, and the performance of any of the terms and conditions hereof and of the other Loan Documents, will not result in a breach of, or constitute a default in, any mortgage, deed of trust, deed to secure debt, lease, promissory note, loan agreement, credit agreement, partnership agreement, or other agreement to which Borrower or Guarantor are a party or by which Borrower or Guarantor may be bound or affected.

        3.3 VALID AND BINDING OBLIGATION. All of the Loan Documents, and all other documents referred to herein to which Guarantor or Borrower are a party, upon execution and delivery will constitute valid and binding obligations of Borrower and Guarantor, enforceable in accordance with their terms except as limited by Debtor Relief Laws or general principles of equity.

        3.4 TITLE TO THE PROPERTY. Borrower holds good and indefeasible legal and equitable title to the Property subject only to title exceptions set forth in the mortgagee's title policy accepted by Lender.

        3.5     INTENTIONALLY DELETED.

        3.6 NO DEFAULT. Borrower and Guarantor are not in default in the payment of the principal of, or interest on, any indebtedness for borrowed money, nor are Borrower or Guarantor in default under any instrument or agreement under or subject to which any indebtedness for borrowed money has been issued, and no event has occurred under the provisions of any instrument which, with or without the lapse of time or the giving of notice or both, constitutes or will constitute an event of default of Borrower or Guarantor thereunder.

        3.7 APPROVAL AND CONSENT. No approval, authorization, or consent of any Tribunal or Governmental Authority that has not yet been received, is required for the proper execution, delivery, and performance of this Agreement or the other Loan Documents.

        3.8 COST CERTIFICATION. The Approved Budget contains true and accurate cost estimates for each line item contained therein, based upon the most complete and up-to-date information available to Borrower on the date of this Agreement, all as more particularly described on EXHIBIT B attached hereto.

        3.9 FLOOD PLAIN AND WETLANDS. No portion of the Property is located within a designated flood hazard area as identified by the Secretary of Housing and Urban Development in the Flood Disaster Protection Act of 1973 (42 U.S.C. ss. 4001-4128) or is designated a wetlands area requiring a Section 404(b) Permit under the Federal Water Pollution Control Act, as amended or the Rivers and Harbors Act of 1899. The Property has properly been mapped to determine if it lies within such a federally designated flood hazard area.

        3.10 TAXES. All federal, state, foreign, and other tax returns of Borrower and Guarantor required to be filed have been filed, and no deficiency, claim, controversy or dispute exists with respect to any federal, state, foreign, and other taxes imposed upon Borrower or Guarantor.

        3.11 PURPOSE OF LOAN. To the best of Borrower's knowledge, after diligent and thorough investigation, and after consulting with counsel, none of the proceeds of the Advances will be used for any purpose that is contrary to, or that would result in a violation of, any Laws.

        3.12 PROPERTIES; LIENS. Subject to the exceptions set forth in the mortgagee's title policy accepted by Lender, Borrower has good and indefeasible title to any properties listed as assets on Borrower's Financial Statements, and except for such exceptions and those Liens subsequently approved by Lender in writing, there is no Lien on any asset of Borrower.

        3.13 FINANCIAL CONDITION. Borrower and Guarantor are solvent and, except for transactions heretofore disclosed in writing to Lender or contemplated by this Agreement, there has been no material adverse change in the financial condition of Borrower or Guarantor between the date of the most recent Financial Statements subjected to Lender and the date this warranty is made or deemed to have been made.

        3.14 DAMAGE; CONDEMNATION. No casualty or damage of any kind has occurred to the Property, any portion thereof, any improvements thereon or any appurtenances thereto. Borrower has not received notice with respect to (and Borrower does not know of) any actual or threatened taking of the Property or any portion thereof, for any public or quasi-public purpose by the exercise of the right of condemnation or eminent domain.

        3.15 AFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each Advance or Application for Advance shall constitute an affirmation that the representations of Borrower contained in this Agreement are true and correct as of the date thereof and will be so on the date thereof.

        3.16 GENERAL. There are no significant material facts or conditions relating to the Loan Documents, the Property, and/or the financial condition and business of Borrower or any Guarantor which could cause a material adverse effect and which have not been related, in writing, to Lender. Additionally, all writings heretofore or hereafter exhibited or delivered to Lender by or on behalf of Borrower ("Writings") are and will be genuine and in all respects are what they purport and appear to be, and the Writings do not omit or fail to disclose facts of such character that, if omitted, would cause the Writings as submitted to be materially misleading.

        3.17 MATERIAL AGREEMENTS. Except for the Material Agreements delivered to Lender, prior to the date of the Agreement, Borrower is not directly, indirectly, or contingently obligated with respect to any Material Agreements relating to the Property. Notwithstanding the introductory sentence of this Article III and Section 3.17, this warranty is only made as of the date hereof, but shall be actionable by Lender if it is subsequently determined that such representation and warranty was false when made.

        3.18 PROPERTY COMPLIANCE. The Property will comply, during the term of this Agreement, with all applicable subdivision, platting, building, land use, environmental, safety and zoning Laws and requirements and all requirements contained within any of the title exceptions approved by Lender.

        3.19 ROADS. The Property has access to and from public streets and roads adequate for its intended use, subject to temporary closing for construction purposes; all such streets and roads have been completed, dedicated to the public use and accepted for all purposes (including, but not limited to, maintenance) by the appropriate Governmental Authority.

        3.20 UTILITY SERVICES. All utility services, in sufficient size and capacity, necessary for the construction of the Improvements and the operation thereof for the intended use of the Property are available at the boundaries of the Property, consisting of water supply, storm and sanitary sewer facilities, electric, gas, and telephone facilities.

        3.21 PERMITS. Borrower has secured all necessary building and other permits and consents (such permits and consents to be unconditional) for the construction of the Project and operation thereof, except for the Certificate of Occupancy and any other permits or consents not available until completion of the Improvements.

        3.22 HAZARDOUS MATERIALS. To the knowledge of Borrower, no portion of the Property has been used to generate, store or dispose of, on, under or about the Property, or transport to or from the Property, any hazardous wastes, toxic substances or related materials ("Hazardous Materials") in violation of applicable law except as may be set forth in any environmental report delivered to Lender prior to the date hereof. For purposes of this Section 3.22, Hazardous Materials shall include, but not be limited to, substances defined as "Hazardous Substances" or "Toxic Substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9061, ET SEQ.; and in the regulations adopted and publications promulgated pursuant to such statute now or in the future.

                                   ARTICLE IV.
                      COVENANTS AND AGREEMENTS OF BORROWER

        4.1 COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Borrower shall timely comply with all Governmental Requirements and deliver to Lender evidence thereof. Borrower assumes full responsibility for the compliance of the Plans and the Property with all Governmental Requirements and requirements of the Leases and with sound building and engineering practices and, notwithstanding any approvals by Lender, Lender shall have no obligation or responsibility whatsoever for the Plans or any other matter incident to the Property or the construction of the Improvements.

        4.2 THE CONSTRUCTION CONTRACT. Borrower shall become a party to no Material Agreement or Major Contract for the performance of any work on the Property or for the supplying of any labor, materials, or services for the construction of the Improvements except upon such terms and with such parties as shall be approved in writing by Lender. Any Construction Contract shall provide that all Liens of the Contractor are subordinate to the Lien of Lender under the Mortgage and shall require all subcontracts to contain a provision subordinating the subcontractors' Liens to the Lien of Lender under the Mortgage. Any Construction Contract shall also provide that in the event an Event of Default occurs under the Loan Documents and Lender acquires possession of the Property, then Lender, at its option, shall be entitled to terminate the Construction Contract. Borrower shall neither request nor approve any change orders under the Construction Contract without the prior written approval of Lender, except for non-structural changes which do not change the cost of construction by more than One Hundred Thousand and No/100 Dollars ($100,000.00) as to any one change or Five Hundred Thousand and No/100 Dollars ($500,000.00) in the aggregate. No approval of Lender of any Construction Contract or change order shall make Lender responsible for the adequacy, form, or content of such Construction Contracts or change orders.

        4.3 CONSTRUCTION OF THE IMPROVEMENTS. The construction of the Improvements shall be prosecuted with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable Governmental Requirements and the Plans. Borrower shall not permit cessation of work for a period in excess of sixty (60) days without the prior written consent of Lender (except for acts of God and other events beyond the reasonable control of Borrower ("Force Majeure Events") and shall complete construction of the Improvements on or before the Completion Date (as extended by Force Majeure Events), free and clear of all Liens. In the event Force Majeure Events result in the cessation of work, construction of the Improvements must resume within thirty (30) days.

        4.4 CORRECTION OF DEFECTS. Borrower shall correct or cause to be corrected within thirty (30) days after receipt of written notice from Lender
(a) any defect in the Improvements, (b) any departure in the construction of the Improvements from the Plans or Governmental Requirements, or (c) any encroachment by any part of the Improvements or any other structure located on the Property, on any building line, easement, property line, or restricted area.

        4.5 STORAGE OF MATERIALS. Borrower shall cause all materials supplied for, or intended to be utilized in, the construction of the Improvements, but not affixed to or incorporated into the Improvements or the Property, to be stored on the Property or at property contiguous to the Property or such other location as may be approved by Lender in writing prior to storage in such other location, with adequate safeguards, as required by Lender, to prevent loss, theft, damage, or commingling with other materials or projects.

        4.6 INSPECTION OF THE PROPERTY. Borrower shall permit Lender, Inspecting Architects/Engineers, and any Governmental Authority, and their agents and representatives, to enter upon the Property and any location where materials intended to be utilized in the construction of the Improvements are stored for the purpose of inspection of the Property and such materials at all reasonable times.

        4.7 NOTICES BY GOVERNMENTAL AUTHORITY, FIRE AND CASUALTY LOSSES, ETC. Borrower shall timely comply with and promptly furnish to Lender, within five (5) days of receipt thereof, true and complete copies of any official notice or claim by any Governmental Authority pertaining to the Property. Borrower shall immediately notify Lender of any fire or other casualty or any notice of taking or eminent domain action or proceeding affecting the Property.

        4.8 SPECIAL ACCOUNT. Borrower shall maintain a special account at a bank selected by Borrower, satisfactory to Lender, into which all Advances and any other amounts or payments arising in connection with the ownership and operation of the Property, excluding direct disbursements made by Lender pursuant to Section 2.8 hereof, shall be deposited by Borrower, and against which checks shall be drawn only for the payment of (a) costs of labor, materials, and services supplied for the construction of the Improvements specified in the Approved Budget, and (b) other costs and expenses incident to the Loan, the Property, and the construction of the Improvements specified in the Approved Budget. Borrower shall furnish Lender with monthly bank statements, as they are received by Borrower, showing all deposits to and withdrawals from said special account for Lender's verification of compliance with this Loan Agreement.

        4.9 COSTS AND EXPENSES. Borrower shall promptly pay Lender upon demand all reasonable costs and expenses incurred by Lender in connection with:
(a) the preparation of this Agreement and all other Loan Documents and the closing of the Loan and any amendment, supplement, or modification of, or any waiver or consent under or with respect to, any of the Loan Documents; and (b) the enforcement or satisfaction by Lender of any of Borrower's obligations under this Agreement or the other Loan Documents. For all purposes of this Agreement, Lender's costs and expenses shall include, without limitation, all appraisal fees, cost engineering and inspection fees, legal fees, environmental consultant fees and the cost to Lender of any title insurance premiums and title surveys (including, without limitation, the costs and expenses of the inspection of the Property and/or Project by the Inspecting Architects/Engineers). Borrower recognizes and agrees that formal written appraisals of the Land and Improvements by a licensed independent appraiser may be required by Lender's internal procedures and/or federal regulatory reporting requirements on an annual and/or specialized basis and that Lender may, at its option, require inspection of the Land and Improvements by an independent supervising architect and/or cost engineering specialist: (i) prior to each Advance; (ii) at least once each month during the course of construction even though no Advance is to be made for that month; and (iii) upon completion of the Improvements. If any of the services described above are provided by an employee of Lender, Lender's cost and expenses for such services shall be calculated in accordance with Lender's standard charge for such services.

        4.10 ADDITIONAL DOCUMENTS. Borrower shall execute and deliver to Lender, from time to time as requested by Lender, such other documents as shall be necessary to provide the rights and remedies to Lender granted or provided for by the Loan Documents.

        4.11 INSPECTION OF BOOKS AND RECORDS. Borrower shall permit Lender, at all reasonable times, to examine and copy the books and records of Borrower pertaining to the Loan and the Property, and all contracts, statements, invoices, bills, and claims for labor, materials, and services supplied for the construction of the Improvements. Such books and records of Borrower shall be kept in accordance with generally accepted accounting principles consistently applied.

        4.12 NO LIABILITY OF LENDER. Lender shall have no liability, obligation, or responsibility whatsoever with respect to the construction of the Improvements. Lender shall not be obligated to inspect the Property or the construction of the Improvements, nor be liable for the performance or default of Borrower, Architect, the Inspecting Architects/Engineers, or any other party, or for any failure to construct, complete, protect, or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower whatsoever. Nothing, including without limitation any Advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender.

        4.13 INSURANCE. Borrower shall maintain in full force until full payment of the Loan such insurance on the Property as is satisfactory in all respects to Lender, including:

                (a) A physical damage hazard insurance policy written on a builder's risk, completed value, non-reporting form, which shall include coverage therein for "completion and/or premises occupancy." The amount of insurance coverage shall be that which is required to prevent the application of any insurance policy co-insurance contribution on any loss, without deduction for depreciation, but in no event less than the full-face amount of the Loan. In addition, coverage shall not be less than that encompassed by "fire, extended coverage, vandalism and malicious mischief"; perils broadened to include the so-called "all risk of physical loss". The policy shall contain a soft cost and an agreed value endorsement.

                (b) Use and occupancy insurance covering either rental income or business interruption with coverage in an amount not less than twelve (12) months anticipated gross rental income or gross business earnings, whichever may be applicable;

                (c) Commercial general liability insurance covering Borrower, in such amounts as Lender may require, but in any event not less than Two Million and No/100 Dollars ($2,000,000.00) bodily injury and/or property damage liability per occurrence; and

                (d) Worker's compensation insurance in accordance with the applicable requirements of law.

        Lender reserves the right herein, when it deems it reasonably necessary, to require additional physical damage hazard insurance. Casualty and business interruption or rental insurance policies shall name Lender as mortgagee under New York (or equivalent, in other areas) long form noncontributory endorsement and evidenced by the delivery of the original or certified copy of the policy to Lender. Liability and worker's compensation insurance shall be evidenced by a certificate of insurance issued to Lender. All insurance required herein shall be issued by responsible carriers acceptable to Lender and guarantee at least thirty (30) days prior written notice to Lender of cancellation, non-renewal or material change.

        4.14 NO CONDITIONAL SALE CONTRACTS, ETC. No materials, equipment, or fixtures shall be supplied, purchased, or installed for the construction or operation of the Improvements pursuant to security agreements, conditional sale contracts, lease agreements, or other arrangements or understandings whereby a security interest or title is retained by any party or the right is reserved or accrues to any party to remove or repossess any materials, equipment, or fixtures intended to be utilized in the construction or operation of the Improvements.

        4.15 DEFENSE OF ACTIONS. Lender may (but shall not be obligated to) commence, appear in, or defend any action or proceeding purporting to affect the Loan, the Property, or the respective rights and obligations of Lender and Borrower pursuant to this Agreement. Lender may (but shall not be obligated to) pay all necessary expenses, including reasonable attorneys' fees and expenses incurred in connection with such proceedings to actions, which Borrower agrees to repay to Lender upon demand.

        4.16 BILLS OF SALE. Borrower shall deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the Lien or security title of the Loan Documents.

        4.17 LEASES. Borrower shall not, without the prior written consent of Lender, enter into any new Leases after the effective date of this Agreement, provided however that the foregoing shall not apply to a Secondary Lease. Borrower shall not, without the prior written consent of Lender, enter into any modification, amendment or termination of the any existing Leases. Borrower shall not accept any rental from any tenants more than one (1) month in advance of its due date. Borrower shall perform and comply with all of the landlord's obligations under the Leases and shall not suffer or permit any breach or default on the part of the landlord to occur thereunder. Borrower shall not release the tenants from any obligations or liabilities under the Leases. Borrower shall promptly notify Lender of any events of default as defined in the Leases and shall promptly after receipt thereof provide to Lender any notices in writing from the tenants alleging that Borrower is in default under the Leases.

        4.18 ADDITIONAL SECURITY. As additional security for the payment of the Loan, Borrower hereby irrevocably assigns to Lender and grants to Lender a security interest in all Advances disbursed to Borrower and Borrower's interest in all Loan funds held by Lender, whether or not disbursed. Lender shall have, in addition to all rights and remedies provided herein, and in the other Loan Documents, all of the rights and remedies of a "secured party" under the Code.

        4.19 PROHIBITION ON TRANSFERS. Reference is made to Section 3.9 of the Mortgage for a statement that prohibits Borrower, without the prior written consent of Lender, from transferring, conveying, assigning, encumbering or otherwise disposing of the Property or the Improvements or any part thereof or any interest of Borrower therein, of the Borrower or any interest therein, in Section 3.9 of the Mortgage, which terms and provisions are incorporated herein.

        4.20 NO ASSIGNMENT BY BORROWER. This Agreement may not be assigned by Borrower without the written consent of Lender. If Lender approves an assignment hereof by Borrower, Lender shall be entitled to make Advances to such assignee and such Advances shall be secured by the Loan Documents. Borrower shall remain liable for payment of all sums advanced hereunder before and after such assignment.

        4.21 FURTHER ASSURANCE OF TITLE. If at any time Lender's legal counsel is of the opinion that any Advance is not secured or will or may not be secured by the Loan Documents as a first Lien or first priority security interest on the Property, subject only to the matters in the title insurance policy insuring the Loan Documents and approved by Lender, then Borrower shall, within ten (10) days after written notice of such opinion from Lender, do all things and matters necessary to assure to the satisfaction of Lender's counsel that any advance previously made hereunder or to be made hereunder is secured or will be secured by the Loan Documents as a first Lien or first priority security interest on the Property, subject to the matters in such title insurance policy, and Lender, at its option, may decline to make further Advances hereunder until Lender has received such assurance, but nothing in this Section shall limit Lender's right to require endorsements extending the effective date of such policy prior to an Advance under each Application for Advance.

        4.22 PAYMENT OF CLAIMS. Borrower shall promptly pay or cause to be paid when due all costs and expenses incurred in connection with the Property and the construction of the Improvements, and Borrower shall keep the Property free and clear of any Liens, charges, or claims other than Liens approved in writing by Lender. Notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, Borrower (a) may contest the validity or amount of any claim of any contractor, consultant, architect, or other person providing labor, materials, or services with respect to the Property, (b) may contest any tax or special assessments levied by any Governmental Authority, and (c) may contest the enforcement of or compliance with any Governmental Requirements, and such contest on the part of Borrower shall not be an Event of Default hereunder and shall not release Lender from its obligations to make Advances hereunder; provided, however, that during the pendency of any such contest, Borrower shall furnish to Lender and Title Company an indemnity bond with corporate surety satisfactory to Lender and Title Company or other security acceptable to them in an amount equal to one hundred fifty percent (150%) of the amount being contested to cover possible costs, interest, and penalties, and provided further that Borrower shall pay any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest, and penalties thereon, before such judgment becomes a Lien on the Property.

        4.23 RESTRICTIONS AND ANNEXATION. Borrower shall not impose any restrictive covenants, easements, sharing agreements or encumbrances upon the Property, execute or file any subdivision plat affecting the Property, or consent to any assessments burdening the Property without the prior written consent of Lender.

        4.24 ADVERTISING BY LENDER. Borrower agrees that during the term of the Loan, Lender shall have the right to issue press releases, advertisements and other promotional materials describing in general terms or in detail Lender's participation in such transaction including the placement of a sign for display upon the Property identifying Lender. Any such sign shall be provided at the expense of Lender; provided, however, that if Lender provides a sign to Borrower, then Borrower agrees to erect such sign in a prominent and suitable location for display for the duration of the construction of the Improvements.

        4.25 FINANCIAL STATEMENTS; TAX RETURNS. Borrower shall deliver or cause to be delivered to Lender each of the following:

                (a) ANNUAL FINANCIAL STATEMENTS. As soon as available, and in any event within one hundred five (105) days after the end of each fiscal year of Borrower and each Guarantor, respectively, beginning with the fiscal year ending December 31, 2005, a copy of the annual report of Borrower and each Guarantor for such fiscal year containing, on a consolidated basis, balance sheets and statements of income, retained earnings, and cash flow as at the end of such fiscal year and for the 12-month period then ended, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and compiled by independent certified public accountants of recognized standing reasonably acceptable to Lender, to the effect that such report has been prepared in accordance with GAAP and containing no material qualifications or limitations on scope.

                (b) QUARTERLY FINANCIAL STATEMENTS. As soon as available, and in any event within forty-five (45) days after the end of each quarter of each fiscal year of Borrower and each Guarantor, respectively, beginning with the quarter ending December 31, 2005, a copy of an unaudited financial report of Borrower and each Guarantor as of the end of such quarter and for the portion of the fiscal year then ended, containing balance sheets and statements of income, retained earnings, and cash flow, all in reasonable detail certified by the chief executive officer, president or chief financial officer of Borrower and each Guarantor to have been prepared in accordance with GAAP and to fairly and accurately present (subject to year-end audit adjustments) the financial condition and results of operations of Borrower and each Guarantor, on a consolidated and consolidating basis, at the date and for the periods indicated therein.

                (c) TAX RETURNS. Within ten (10) days after the first to occur of (i) the date actually filed, and (ii) the applicable filing deadline (including any extension(s) thereof), copies of all federal and state tax returns required to be filed by Borrower and each Guarantor, together with evidence of payment of any and all taxes shown to be due and owing thereunder.

        Notwithstanding the above requirements, to the extent that and for so long as the above financial statements or information required to be delivered pursuant to this Section 4.25 is available to the public (i.e. accessible via the Internet), then Borrower or Guarantor shall not be required to deliver such information.

        4.26 NOTIFICATION OF ADVERSE CHANGES. Borrower and Guarantor shall promptly notify Lender of the occurrence of any event or condition which, if not remedied, would result in a material, adverse change to the financial condition of Borrower or Guarantor or would materially and adversely affect the value of the Property or any portion thereof, or would have a material adverse effect.

        4.27 INDEMNIFICATION. Borrower agrees to indemnify, defend and hold Lender harmless from and against any and all claims, charges, actions, suits, proceedings, lawsuits, obligations, liabilities, fines, penalties, costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender, alleged by or in favor of Borrower or any principal, partner, stockholder, officer, director, employee or agent thereof, or by or in favor of any broker, realtor, agent or other party claiming brokerage commissions or finder's fees in connection with entering into this Agreement or the transactions contemplated hereby (other than for claims for commissions or fees claimed by persons or parties employed or engaged by Lender), or in connection with making or collecting the Loan or enforcing the Loan Documents. Borrower shall further indemnify Lender and hold Lender harmless against any and all liabilities (including any and all taxes and special assessments levied against the Property or any improvements, fixtures, or personal property located thereon), obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Lender, in any way relating to, or arising out of, the Loan Documents or any of the transactions contemplated therein, or the construction and/or operation of the Property (except claims caused by the gross negligence or willful misconduct of Lender), to the extent that any such indemnified liabilities result, directly or indirectly, from any claims made or actions, suits, or proceedings commenced by or on behalf of any person or entity other than Lender. The obligations and provisions of this paragraph shall continue and remain in full force and effect after the Loan and other obligations of Borrower under this Agreement and under the other Loan Documents have been paid or discharged in full and shall survive the termination of this Agreement and the repayment of the Loan.

        4.28 TERMINATION. Lender, at its option, may terminate this Agreement and its obligation to make any Advance upon the occurrence of any Event of Default.

        4.29 THIRD-PARTY AGREEMENTS; MANAGEMENT FEE. Without the prior written consent of Lender, Borrower shall not (i) execute or enter into any new agreement with any third party or (ii) enter into any modification, amendment or termination of any existing agreement with any third party, providing for management and operation of the Property and/or the Improvements.

        4.30    INTENTIONALLY DELETED.

        4.31    INTENTIONALLY DELETED

        4.32 MAINTENANCE OF BONDS. At all times prior to the Completion Date, Borrower shall cause the Bonds to be maintained and in full force and effect.

        4.33 SALE OF LOFTS. As of the date of this Agreement, Borrower is marketing the sale of the Lofts to third parties. Borrower has deposited with Lender funds in the amount of

$500,000.00, which account shall be deposited with Lender in a money market account, certificate of deposit or other interest bearing account at Borrower's discretion (the "CERTIFICATE OF DEPOSIT"). As of the date of this Agreement, Borrower shall grant a security interest and/or pledge to Lender the Certificate of Deposit. The Certificate of Deposit shall be held by and pledged to Lender until the following events have occurred (collectively, the "RELEASE CONDITIONS") (i) entered into valid, binding earnest money contracts for the sale of at least six (6) of the twelve (12) Lofts and containing terms and provisions reasonably approved by Lender (collectively, the "LOFT SALE CONTRACTS") and (ii) for each of the Loft Sale Contracts executed, earnest money in the amount of at least ten percent (10%) of the purchase price has been delivered in escrow to a title company, which earnest money shall be non-refundable to the purchaser for all events other than seller's default thereunder. Upon Lender's reasonable determination that the Release Conditions have been satisfied, and provided that a Default or Event of Default does not then exist, then Lender shall release the Certificate of Deposit, and all security interests thereon, to Borrower.

                                   ARTICLE V.
                                EVENTS OF DEFAULT

        5.1 DEFAULT. Any one or more of the following events shall constitute an "Event of Default" hereunder and under the Loan Documents:

                (a) The failure or refusal of Borrower to pay all or any part of the monthly installments of accrued interest or monthly installments of principal and accrued interest of the Note as and when the same become due and payable in accordance with the terms of the Note, and the continuation of such failure or refusal for a period of ten (10) days after the due date thereof or the failure or refusal to pay the unpaid principal balance and accrued but unpaid interest on the Maturity Date (as defined in the Note);

                (b) The failure or refusal of Borrower to pay any amounts due and owing to Lender under the Loan Documents (other than the payment of principal or installments of accrued interest under the Note) as the same become due in accordance with the terms of the Loan Documents and the continuation of such failure or refusal for a period of ten (10) days following written notice thereof from Lender to Borrower;

                (c) The failure or refusal of Borrower punctually and properly to perform, observe and comply with any covenant, agreement or condition (other than covenants or agreements to pay the indebtedness described in subparagraphs (a) and (b) above) contained in any of the Loan Documents, and the continuation of such failure or refusal for a period of thirty (30) days following written notice thereof from Lender to Borrower, or such longer period of time (but in no event longer than sixty (60) days from the date of such failure) as may be necessary to cure such failure provided that Borrower is diligently working to cure or remedy such failure;

                (d)     Intentionally Deleted;

                (e) A failure by Borrower to deposit the Borrower's Deposit with Lender within thirty (30) days of written request from Lender to do so;

                (f) Any representation or warranty made by Borrower to Lender in any of the Loan Documents or any Application for Advance or in any other certificate or document furnished to Lender in connection with the Loan or in furtherance of the requirements of this Agreement or of any other Loan Documents shall be incorrect or misleading in any material respect at the time when made or at the time when reaffirmed or deemed reaffirmed by the terms of this Agreement relating to conditions precedent to Lender's obligation to make Advances;

                (g) If Borrower is unable to satisfy any condition specified herein as a condition precedent to the obligation of Lender to make an Advance within thirty (30) days after the later of (i) an Application for Advance has been submitted by Borrower to Lender, and (ii) Lender has given to Borrower written notice of such unsatisfied condition;

                (h) The Improvements, in the exclusive judgment of Lender exercised in good faith and based on consideration of all relevant factors, cannot reasonably be completed on or before the Completion Date;

                (i) If a Lien (other than an inchoate Lien for taxes) for the performance of work or the supply of materials or any other Lien, whether for federal, state or local taxes or otherwise is filed against the Property or any part thereof and remains unsatisfied or unbonded (in a manner approved in writing by Lender) at the time of any Application for Advance or for a period of thirty (30) days after Borrower knows of the filing of such Lien;

                (j) If a receiver, liquidator or trustee of Borrower or Guarantor or of the Property or of any substantial portion of Borrower's or Guarantor' properties, shall be appointed; if a petition in bankruptcy or for reorganization or for protection under any Debtor Relief Laws shall have been filed against Borrower or Guarantor and the same is not withdrawn, dismissed, cancelled or terminated within ninety
        (90) days; if Borrower or Guarantor make an assignment for the benefit of creditors or files or consent to the filing of a petition in bankruptcy or for protection under any Debtor Relief Laws or commence or consent to the commencement of any proceeding under the Federal Bankruptcy Code or any other federal or state law, now or hereafter in effect, relating to the reorganization of Borrower or Guarantor or the arrangement or rearrangement or readjustment of the debts of Borrower or Guarantor or having the effect of enjoining or staying the exercise of rights or remedies by creditors, it being understood that the filing against Borrower or Guarantor of such a petition by a partner, officer or stockholder of Borrower shall be deemed to be a filing with the consent of Borrower; if there is an attachment or sequestration of or relating to the Property or to any other substantial portion of any other assets of Borrower or Guarantor and the same is not promptly discharged;

                (k) If Borrower shall cause, institute or fail to contest any proceeding for the dissolution or termination of Borrower;

                (l) If Borrower ceases to do business or terminates its business as presently conducted for any reason whatsoever;

                (m)     Intentionally Deleted;

                (n)     Intentionally Deleted.


                (o)     Intentionally Deleted ;

                (p) The failure or refusal by Guarantor to timely comply with the terms and covenants of the Guaranty; or

                (r) Any Borrower default not cured within any applicable cure period under the Texans Commercial Bank Loan, the Construction Contract, any Material Contract, the Development Agreement, the Hotel Operating Agreement, the Declaration (or either of same), any Condominium Contract, any Lease or any other Material Agreement; or

                (s) the failure for any reason of the liens created by the Mortgage to constitute the only first and prior liens against the entire Property, subject only to the "Permitted Encumbrances" as defined in the Mortgage; or

                (t)     a "transfer" in violation of Section 4.19 hereof; or

                (u) a condemnation of a sufficient part of the Property as to materially affect (i) Borrower's ability to perform its obligations hereunder or under any of the other Loan Documents or (ii) the value of the Property.

                                   ARTICLE VI.
                          RIGHTS AND REMEDIES OF LENDER

        6.1 RIGHTS OF LENDER. Upon the occurrence of any one or more Events of Default, Lender shall have the right, in addition to any other right or remedy of Lender under the Loan Documents or at equity or under applicable law, but not the obligation, in its own name or through an agent or in the name of Borrower, to enter into possession of the Property; to perform all work necessary to complete the construction and equipping of the Improvements substantially in accordance with the Plans, Governmental Requirements, and the requirements of any tenant lease approved by Lender; and to do anything necessary or desirable in Lender's sole judgment to fulfill the obligations of Borrower hereunder and under the other Loan Documents, including the right to avail itself of and procure performance of the Construction Contract and subcontractors or to let new or additional contracts with a new general contractor or the same subcontractors or to others; and to employ watchmen and other safeguards to protect the Property. Without restricting the generality of the foregoing, and for the purposes aforesaid, Borrower hereby appoints Lender as the attorney-in-fact of Borrower, with full power of substitution, and in the name of Borrower, if Lender elects to do so, upon the occurrence of an Event of Default, to (a) use such sums as are necessary, including any proceeds of the Loan and the Borrower's Deposit, to make such changes or corrections in the Plans, and employ such architects, engineers, inspectors, rental agents, managers and contractors as may be required for the purpose of completing the construction of the Improvements substantially in the manner contemplated by the Plans, and Governmental Requirements, (b) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements, (c) endorse the name of Borrower on any checks or drafts representing proceeds of the insurance policies, or other checks or installments payable to Borrower with respect to the Property,
(d) do every act with respect to the construction of the Improvements which Borrower may do, (e) prosecute or defend any action or proceeding incident to the Property, (f) to do all things necessary in Lender's sole judgment, to complete construction, finishing and equipping of the Improvements and to rent, operate and manage the Improvements, and to pay operating costs and expenses, including management fees, of every kind and nature in connection therewith so that the same shall be operational and usable for its intended purpose, all in the name of Borrower, Lender or both; (g) pay interest when due on all amounts disbursed hereunder (either by adding such interest to the principal balance of the Loan or paying the same in cash); (h) pay, settle or compromise all existing bills and claims which may be or become Liens or security interests, or to avoid such bills and claims becoming Liens against the Property or against fixtures or equipment, or as may be necessary or desirable for the completion of construction or for the equipping and operation of the Improvements; (i) prosecute and defend all actions or proceedings in connection with the Property or any equipment or fixtures; (j) the right, to be exercised in Lender's sole discretion, to terminate any remaining obligations under this Agreement; and (k) apply for and obtain, by appropriate judicial action, appointment of a receiver or receivers for all or any part of the Property as a matter of right, without regard to the sufficiency of the security, without any showing of insolvency, fraud or mismanagement on the part of Borrower and without the necessity of filing judicial proceedings (other than for the appointment of the receiver(s)) to protect or enforce the rights of Lender (and Borrower hereby consents to such appointment). The power-of-attorney granted hereby is a power coupled with an interest and is irrevocable. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender. All cost and expenses, including all attorneys' fees in connection with the matters contemplated in this Section 6.1 shall be payable by Borrower on demand, and if not promptly paid, shall be added to the principal of the Loan and shall be secured by all of the Loan Documents. The power-of-attorney granted hereby is a power coupled with an interest and irrevocable by action of Borrower without the joinder of Lender. Lender shall have no obligation to undertake any of the foregoing actions, and if Lender should do so, it shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

        6.2 ACCELERATION. Upon the occurrence of an Event of Default, Lender may, at its option, declare the Loan immediately due and payable without notice of any kind, Borrower hereby waiving expressly, but not by way of limitation, notice of default, notice of intent to accelerate and notice of acceleration.

        6.3 CESSATION OF ADVANCES. Upon the occurrence of an Event of Default, the obligation of Lender to make any Advance and to make disbursements from the Borrower's Deposit and all other obligations of Lender hereunder and under the Loan Documents shall at Lender's option, immediately terminate; provided, however, that nothing in this paragraph shall be deemed to limit the other provisions of this Agreement setting forth the conditions precedent to Lender's obligation to make any Advance or the conditions under which Lender may refuse to make further disbursements or to limit Lender's option to make further Advances at Lender's sole option notwithstanding the occurrence of one or more Events of Default.

        6.4 FUNDS OF LENDER. Any funds of Lender used for any purpose referred to in this Article VI shall constitute Advances secured by the Loan Documents and shall bear interest at the Default Rate specified in the Note.

        6.5 NO WAIVER OR EXHAUSTION. No waiver by Lender of any of its rights or remedies hereunder, in the other Loan Documents, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of Lender; no delay or omission in the exercise or enforcement by Lender of any rights or remedies shall ever be construed as a waiver of any right or remedy of Lender; and, no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any right or remedy of Lender.

        6.6 PERFORMANCE BY LENDER. Should any covenant, duty, or agreement of Borrower fail to be performed after the occurrence of an Event of Default (or during a potential Event of Default if, in Lender's reasonable opinion, an emergency exists) in accordance with the terms of the Loan Documents, Lender may, at its option, perform, or attempt to perform, such covenant, duty, or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender and promptly pay to Lender any amount expended by Lender in such performance or attempted performance, together with interest thereon at the Default Rate from the date of such expenditure by Lender until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume and shall never have, except by express written consent of Lender, any liability or responsibility for the performance of any duties of Borrower hereunder or in connection with all or any part of the Property.

        6.7 USE OR OPERATION BY LENDER. Should all or any part of the Property come into the possession of Lender, Lender may use or operate the same for the purpose of preserving it or its value, or pursuant to the order of a court of appropriate jurisdiction, or in accordance with any other rights held by Lender in respect thereof. The risk of accidental loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for failure to obtain or maintain insurance, or to determine whether any insurance ever in force is adequate as to amounts or as to the risks insured, or for decline in the value of the Property.

        6.8 DIMINUTION IN COLLATERAL VALUE. Lender does not assume, and shall never have, any liability or responsibility for any loss or diminution in the value of all or any part of the Property.

        6.9 CUMULATIVE RIGHTS. All rights available to Lender under the Loan Documents shall be cumulative of and in addition to all other rights granted to Lender at law or in equity, whether or not any sums be due and payable to Lender and whether or not Lender shall have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

        6.10 ACCEPTANCE OF ASSIGNMENTS AND ITEMS DELIVERED. By acceptance of delivery of copies of, or by taking an assignment of or security interest in, any of the items delivered to or received by Lender pursuant to this Agreement, including, but not limited to, the Plans, Approved Budget, and the Material Agreements, Lender shall not be deemed to have approved same or to have assumed any liability, obligation, or responsibility whatsoever in connection therewith except as expressly stated in the Loan Documents.

        6.11 DELEGATION OF DUTIES AND RIGHTS. Lender may exercise any of its duties and/or exercise any of its rights under the Loan Documents by or through its officers, directors, employees, attorneys, agents, or other representatives.

        6.12 LENDER NOT IN CONTROL. None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give Lender the right or power to exercise control over the affairs of Borrower, the power of Lender being limited to the right to exercise the remedies provided in this Article VI and elsewhere in the Loan Documents.

        6.13    APPLICATION OF INSURANCE PROCEEDS.

                (a) Borrower shall give prompt notice to Lender of any damage, destruction or casualty to the Property or any part thereof, whether or not covered by insurance.

                (b) Lender may collect the proceeds of any and all insurance required to be carried under this Loan Agreement that may become payable with respect to the Property or any portion thereof (and Borrower hereby authorizes and directs each insurance company to make payment of such proceeds directly to Lender at Lender's request) and, at Lender's sole option, may apply the same to the Obligation in the order and manner as Lender may determine, or use all such casualty proceeds to allow Borrower to restore or rebuild the Property so damaged to a condition reasonably satisfactory to Lender provided that all of the following conditions are satisfied: (i) Lender determines in good faith that it is economically, financially and practically feasible to repair and restore the Property to its previous condition, with such repairs and restorations being completed prior to the Maturity Date; (ii) the total cost of repairing and restoring the Property to its previous condition, as estimated by an architect approved by Lender, shall not be greater than the amount of such casualty insurance proceeds together with any sums that Borrower deposits with Lender in advance for the purpose of paying for the cost of such repairs and restoration; (iii) such restoration and repair shall be accomplished in accordance with the requirements and conditions of SECTION 6.13(C) hereof; and (iv) no Event of Default has occurred and is continuing. Notwithstanding the foregoing, upon the request of Borrower, Lender shall make such insurance proceeds available to Borrower to restore or rebuild the Property if the insurance proceeds payable with respect to any damage, destruction or casualty do not exceed One Million Dollars ($1,000,000.00); provided, that the conditions set forth in SUBSECTIONS
        (I), (II), (III) AND

        (IV) above have been satisfied. To the extent Lender makes such proceeds available to restore or rebuild, the Improvements shall be repaired and restored so as to be of at least equal value in substantially the same character as prior to such damage or destruction on or before the Maturity Date. If such casualty proceeds are made available by Lender to Borrower, any surplus which may remain out of said insurance proceeds after payment of all costs and expenses of such repair and restoration shall, at the option of Lender, be applied as a payment or prepayment of the Obligation.

                (c) Any restoration or repair shall be commenced with due diligence and in good faith by Borrower and all funds held by Lender in accordance with the terms of this SECTION 6.13 shall be paid out from time to time as such restoration and repair progresses upon the written approval of Lender and the written request of Borrower, which requests shall be submitted in form and substance, and with supporting notices, documentation and waivers as may be required by Lender.

                (d) Prior to application or disbursal of any casualty insurance proceeds under this SECTION 6.13(C), Lender may deduct therefrom any expenses incurred in connection with the collection or handling of such proceeds, it being understood and agreed that Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such proceeds, and Lender shall provide Borrower a written summary of all expenses deducted from such proceeds.

                (e) In the event the Mortgage is foreclosed, or title to any of the Property is transferred in extinguishment, in whole or in part, of the indebtedness secured thereby, or by transfer or conveyance in lieu of foreclosure, and in connection therewith all right, title, and interest of Borrower in and to all Insurance Policies passes to (i.e., is purchased by) such transferee or purchaser, the Insurance Policies shall inure to the benefit of and pass to such successor in interest of Borrower or the Purchaser.

                (f) Notwithstanding anything set forth in this SECTION 6.13 to the contrary, if the casualty proceeds exceed the Obligation then outstanding, Borrower may use such proceeds to first repay the Obligation in full, and upon receipt of funds sufficient to repay the Obligation in full, Lender shall release the balance of the casualty proceeds to Borrower.

        6.14    APPLICATION OF CONDEMNATION PROCEEDS.

                (a) Lender shall be entitled to receive any and all sums which may be awarded or become payable to Borrower for the condemnation of any of the Property for public or quasi-public use, or by virtue of private sale in lieu thereof, and any sums which may be awarded or become payable to Borrower for damages caused by public works or construction on or near the Property (collectively, "CONDEMNATION PROCEEDS"). All such Condemnation Proceeds are hereby assigned to Lender, and Borrower shall, upon request of Lender, make, execute, acknowledge and deliver any and all additional assignments and documents as may be necessary from time to time to enable Lender to collect and receipt for any such Condemnation Proceeds. Lender shall not, under any circumstances, be liable or responsible for failure to collect, or exercise diligence in the collection of, any such Condemnation Proceeds.

                (b) Lender shall, upon Borrower's written request and so long as no Event of Default has occurred, make all Minor Condemnation Proceeds available to Borrower to allow Borrower to repair, renovate or reconstruct the Property to a condition reasonably satisfactory to Lender, provided that all of the following conditions are satisfied:

                        (i) Lender determines in good faith that following the contemplated repairs, renovation or reconstruction, the Property shall not fail to comply with the Management Agreement or any Governmental Requirement or other restriction affecting the Property, and any changes in the Property resulting therefrom will not materially adversely affect the operation or use of the Property (including, without limitation, access, parking, food and beverage service, security or amenities);

                        (ii) Lender determines in good faith that it is economically, financially and practically feasible to repair, renovate or reconstruct the Property to a condition substantially equivalent to the condition of the Property prior to such condemnation, with such repairs, renovation or reconstruction being completed prior to the Maturity Date;

                        (iii) The total cost of repairing, renovating or reconstructing the Property to a condition substantially equivalent to the condition of the Property prior to such condemnation, as approved by Lender, and in accordance with the requirements of SUBSECTIONS (C)(I) and (II) herein, as estimated by an architect approved by Lender, shall not be greater than the amount of the Condemnation Proceeds, together with any sums that Borrower deposits with Lender in advance for the purpose of paying for the cost of such repairs, renovation or reconstruction;

                        (iv) Such renovation, repairs or reconstruction shall be accomplished in accordance with the requirements and conditions of SECTION 6.14(D) hereof; and

                        (v) Lender in good faith believes that prior to completion of such repair, renovation or reconstruction, sufficient income and revenues will be available from the Property to pay Total Debt Service and Expenses during the period of such repair, renovation and reconstruction.

        To the extent Lender makes Condemnation Proceeds available to renovate, repair or reconstruct, the Improvements shall be renovated, repaired or reconstructed so as to be of at least equal quality as the quality of the Property prior to such condemnation on or before the Maturity Date. If such Condemnation Proceeds are made available by Lender to Borrower, any surplus which may remain out of such Condemnation Proceeds after payment of all costs and expenses of such repair, renovation or reconstruction, shall, at the option of Lender, be applied as a payment or prepayment of the Obligation.

                (c) Any repairs, renovation or reconstruction, shall be commenced with due diligence and in good faith by Borrower and all funds held by Lender in accordance with the terms of this SECTION 6.14 shall be paid out from time to time as such repair, renovation, reconstruction or satisfaction progresses upon the written approval of Lender and the written request of Borrower, which request shall be submitted in form and substance, and with supporting notices, documentation and waivers as may be required by Lender.

                (d) If (i) the conditions to Lender's obligation to make the Condemnation Proceeds available to Borrower as set forth in SECTION 6.14(C) hereof are not satisfied, (ii) an Event of Default has occurred,
        (iii) the Condemnation Proceeds are not Minor Condemnation Proceeds, or
        (iv) Borrower does not request that Lender make such Minor Condemnation Proceeds available to Borrower to repair, renovate or reconstruct the Property, Lender may apply the Condemnation Proceeds to the Obligation in the order and manner as Lender may determine, or as otherwise provided in this Loan Agreement.

                (e) Prior to application or disbursal of any Condemnation Proceeds under this SECTION 6.14, Lender may deduct therefrom any expenses incurred in connection with the collection or handling of such Condemnation Proceeds, it being understood and agreed that Lender shall not be, under any circumstances, liable or responsible for failure to collect, or exercise diligence in the collection of, any such Condemnation Proceeds.

        6.15 LIABILITY. Any obligation or liability of Guarantor under this Agreement or the other Loan Documents shall be enforceable only against, and payable only out of, the property of Guarantor, and in no event shall any officer, director, shareholder, partner, beneficiary, agent, advisor or employee of Guarantor, be held to any personal liability whatsoever or be liable for any of the obligations of Guarantor, nor shall the property of any such persons be subject to the payment of any such obligations. Without limiting the generality of the preceding sentence, no general partner in Guarantor shall have any liability for the obligations of Guarantor under this Agreement or the other Loan Documents.

                                  ARTICLE VII.
                          GENERAL TERMS AND CONDITIONS

        7.1 MODIFICATIONS. No provision of this Agreement or the other Loan Documents may be modified, waived, or terminated except by instrument in writing executed by the party against whom a modification, waiver or termination is sought to be enforced.

        7.2 SEVERABILITY. In case any of the provisions of this Agreement shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein; provided, however, if the disregard of such provision would frustrate the intent and purposes of this Agreement, Lender may petition any court having jurisdiction in equity to render a judgment modifying the disregarded provision(s) of this Agreement so as to carry out such intent and purposes.

        7.3 ELECTION OF REMEDIES. Lender shall have all of the rights and remedies granted in the Loan Documents in addition to such rights and remedies that may be available to Lender at law or in equity, and these same rights and remedies shall be cumulative and may be pursued separately, successively, or concurrently against Borrower or any property covered under the Loan Documents at the sole discretion of Lender. The exercise or failure to exercise any of the same shall not constitute a waiver or release thereof or of any other right or remedy, and such exercise or failure to exercise shall be nonexclusive.

        7.4 FORM AND SUBSTANCE. All documents, certificates, insurance policies, and other items required under this Agreement to be executed and/or delivered to Lender shall be in form and substance satisfactory to Lender and its legal counsel.

        7.5 SAVINGS CLAUSE. It is the intention to the parties hereto to comply with all applicable federal and state laws relating to usury; that is, laws limiting changes for the use, detention or forbearance of money and governing contracts relating thereto; accordingly, all agreements between Borrower and Lender, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of the maturity hereof, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing securing or pertaining to the Loan, exceed the Maximum Rate. If from any circumstance whatsoever fulfillment of any provision hereof or of any such other document, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Lender shall ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal amount owing under the Note or on account of any other principal indebtedness of Borrower to Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of such principal and such other indebtedness, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness of Borrower to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full in such manner as permitted by law so as to avoid any portion of the interest on the Loan becoming usurious. The terms and provisions of this Section 7.5 shall control and supersede every other provision of all agreements between Borrower and Lender in the event of a conflict in such provisions.

        7.6 RIGHTS OF THIRD PARTIES. All conditions of the obligations of Lender hereunder, including the obligation to make Advances, are imposed solely and exclusively for the benefit of Lender and its successors and assigns and no other person or entity shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to make Advances in the absence of strict compliance with any or all thereof, and no other person or entity shall, under any circumstances, be deemed to be a beneficiary of this Agreement, any and all of the terms and conditions of which may be freely waived in whole or in part by Lender at any time if in its sole discretion it deems it desirable to do so, and Lender reserves the right to enter into modifications or amendments of this Agreement with Borrower without notification to or the consent of any other party. In particular, Lender makes no representations and assumes no obligations as to third parties concerning the quality of the construction of the Improvements by Borrower or the absence therefrom of defects. In this connection Borrower agrees to and shall indemnify, defend and hold harmless Lender from and against any liabilities, claims or losses resulting from the disbursement of the proceeds of the Loan or from the condition of the Property whether related to the quality of construction or otherwise and whether arising during or after the term of the Loan. This provision shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

        7.7 EVIDENCE OF SATISFACTION OF CONDITIONS. Any condition of this Agreement which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts and Lender shall, at all times, be free independently to establish to its satisfaction and in its sole discretion such existence or non-existence.

        7.8 ALL MATTERS SATISFACTORY TO LENDER. All proceedings taken in connection with the transactions provided for herein, all surveys, appraisals and documents required or contemplated by this Agreement or the Loan Documents and the person responsible for the execution and preparation thereof, Contractor and all subcontractors, all sureties, insurers, the form of the Construction Contract and all subcontracts, all leases, bonds, guaranties and policies of insurance shall be satisfactory to Lender and to Lender's counsel which shall receive copies (or certified copies where appropriate in Lender's counsel judgment) of all documents which it may request in connection therewith.

        7.9 NO AGENCY. Lender is not the agent or representative of Borrower, and Borrower is not the agent or representative of Lender, and nothing in this Agreement shall be construed to make Lender liable to anyone for goods delivered or services performed upon the Property or for debts or claims accruing against Borrower.

        7.10 NO PARTNERSHIP OR JOINT VENTURE. Nothing herein nor the acts of the parties hereto shall be construed to create a partnership or joint venture between Borrower and Lender.

        7.11 NUMBER AND GENDER. Whenever used herein, the singular number shall include the plural and the singular, and the use of any gender shall be applicable to all genders. The duties, covenants, obligations, and warranties of Borrower in this Agreement shall be joint and several obligations of Borrower, and of each Borrower if more than one.

        7.12 CONFLICTS. In the event of any conflict between the provisions of this Agreement and those of the Mortgage, the provisions of this Agreement shall govern.

        7.13 TIME OF ESSENCE. Time is of the essence in performance of this Agreement by Borrower.

        7.14 PARTICIPATION. Lender shall have the right, at its sole discretion, to invite participants to participate in or to purchase all or portions of the Loan, and Borrower agrees to execute any documents reasonably requested by Lender in connection with any such participation or purchase.

        7.15 FURTHER ASSURANCES. Borrower shall do, execute, acknowledge and deliver, at the sole cost and expense of Borrower, all and every such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as Lender may reasonably require from time to time in order to better assure, convey, assign, transfer and confirm unto the Lender, the rights now or hereafter intended to be granted to the Lender under the Loan Documents for carrying out the intention of facilitating the performance of the terms of this Agreement.

        7.16 CAPTIONS. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify the terms and provisions hereof.

        7.17 APPLICABLE LAW. THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.

        7.18 NOTICES. All notices pursuant to any provisions of this Agreement or of the other Loan Documents which require the giving of notice as a condition to creating or effectuating an obligation of Borrower to Lender or a right on the part of Lender to exercise rights or remedies against Borrower or any collateral, and any notice by Borrower to Lender to the effect that Lender has not fulfilled one or more of any obligation to Borrower under this Agreement or under any other Loan Documents, must be in writing. Such notice shall be delivered, given or served for all purposes by depositing such notice with the United States Postal Service, postage prepaid, certified mail, return receipt requested, and addressed to the intended recipient party or to a designated representative of the party to whom the same is directed, at the address shown in this Agreement. Notice may also be given by regular mail, personal delivery, commercial courier delivery, facsimile transmission (provided an identical notice is also sent simultaneously by certified mail, return receipt requested as otherwise provided in this Section), or other commercially reasonable means and shall be effective when actually received. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least thirty (30) days written notice thereof, Borrower or Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

        If to Lender:           American National Bank of Texas
                                1101 East Plano Parkway, Suite I
                                Plano, Texas  75054
                                Attention:  Denise Cansler
                                Facsimile No.:  214/863-6410

        with a copy to:         Cherry, Petersen & Landry, LLP
                                9400 N. Central Expressway, Suite 1616
                                Dallas, Texas 75231
                                Attention:  Terry Landry, Esq.
                                Facsimile No.:  214/265-7008

        If to Borrower:         Behringer Harvard Mockingbird Commons LP
                                15601 Dallas Parkway, Suite 600
                                Addison, Texas 75001
                                Attention:  Chief Legal Officer
                                Facsimile No.:

        with a copy to:         Powell & Coleman, L.L.P.
                                8080 North Central Expressway, Suite 1380
                                Dallas, Texas 75206
                                Attention:  Patrick M. Arnold, Esq.
                                Facsimile No.: 214.373-8768


        7.19 COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall constitute one agreement.

        7.20 CERTAIN RULES OF CONSTRUCTION. No implications or inferences shall be drawn from the deletion from the terms and provisions of this Agreement of any terms or provisions contained in unexecuted drafts of this Agreement. In addition, all parties hereto acknowledge that counsel for same have participated in the preparation of this Agreement and that, therefore, in the event of any ambiguity in, or controversy with respect to the meaning of, any term or provision contained in this Agreement, no presumption shall exist against any party's interpretation of this Agreement solely by reason of such party's or its counsel's participation in the preparation of this Agreement.

        7.21 DEEMED APPROVAL. If a matter submitted to Lender for approval as required by the terms of this Agreement and Lender fails to notify Borrower of approval or disapproval of such matter within ten (10) business days after the submission thereof to Lender, Borrower may again request the approval of lender with respect to such matter by written notice, which notice shall state that if Lender does not notify Lender of its approval within five (5( business days following the receipt of such notice, the matter shall be deemed disapproved or denied. If Lender then does not notify Borrower of its approval or disapproval of the matter within five (5) business days following receipt of such notice, the matter shall be deemed disapproved or denied by Lender.

        7.21 EXHIBITS. The following Exhibits and Schedules are attached hereto and made a part hereof for all purposes:

                Exhibit A    -    Property Description
                Exhibit B    -    Approved Budget


             [The parties' signatures appear on the following page.]

EXECUTED AND DELIVERED on the date first above recited.

                                LENDER:

                                AMERICAN NATIONAL BANK OF TEXAS


                                By:
                                   ---------------------------------------------
                                Name:
                                     -------------------------------------------
                                Title:
                                      ------------------------------------------


                                BORROWER:

                                BEHRINGER HARVARD MOCKINGBIRD COMMONS LP, a
                                Texas limited partnership

                                By:     Behringer Harvard Mockingbird Commons
                                        GP, LLC,
                                        a Texas limited liability company
                                        its General Partner


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION
                              --------------------

BEING:

(i) certain condominium units of M CENTRAL MASTER CONDOMINIUM, as described in that certain MASTER CONDOMINIUM DECLARATION FOR M CENTRAL MASTER CONDOMINIUM, filed September 16, 2005, recorded in Volume 2005182, Page 00111, Condominium Records of Dallas County, Texas (the "Master Condominium Declaration"), and being the following Units: the Hotel Unit, the Retail Unit, the Hotel Room Units and certain Sub-Units described in (ii) below, and which are more particularly described in the Map (as defined in the Master Condominium Declaration), together with all General Common Elements and Limited Common Elements (as defined in the Master Condominium Declaration) appurtenant thereto and all other rights, title and interest appurtenant thereto under the Master Condominium Declaration, together with

(ii) certain condominium units of M CENTRAL RESIDENCES, A CONDOMINIUM, as described in that certain RESIDENTIAL CONDOMINIUM DECLARATION FOR M CENTRAL RESIDENCES, A CONDOMINIUM (the "Residential Condominium Declaration"), filed September 160, 2005, recorded in Volume 2005182, Page 00204, Condominium Records of Dallas County, Texas, which is a Sub-Unit Declaration and creates a Sub-Unit Condominium, and being the following Residences designated in Exhibit C to the Residential Condominium Declaration: Loft 200, Loft 201, Loft 202,Loft 203, Loft 204, Loft 205, Loft 300, Loft 301, Loft 302, Loft 303, Loft 304, Loft 305 and the Penthouse in Hotel Tower, and which are more particularly described in the Residential Map (as defined in the Residential Condominium Declaration), together with all Residential Common Elements (as defined in the Residential Condominium Declaration) appurtenant thereto and all other rights, title and interest appurtenant thereto under the Residential Condominium Declaration.


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

                                    EXHIBIT B

                                 APPROVED BUDGET



Acquisition Cost                                                 $ 8,320,000
Hard Cost Building                                               $29,644,558
Interest Carry                                                   $ 1,500,000
Development Fee (4%)                                             $ 1,141,680
Bond Premium                                                     $   218,000
Other Soft Costs                                                 $ 5,836,462
                                                                 -----------


Total Costs                                                      $46,660,700

Loan Amount                                                      $36,218,000

Equity Required                                                  $10,442,700


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